Exhibit 99.1

WINNER MEDICAL GROUP INC. PROPOSES PUBLIC OFFERING OF COMMON STOCK

SHENZHEN, China, April 26, 2010 /PRNewswire-Asia/ — Winner Medical Group Inc. (NASDAQ: WWIN; "Winner Medical" or the "Company"), a leading manufacturer of medical dressings, medical disposables and non-woven PurCotton® materials for the medical and consumer products industries, announced today that it intends to offer shares of its common stock in an underwritten public offering. Roth Capital Partners is acting as the lead manager for the public offering.

Winner Medical previously filed a registration statement, together with the accompanying base prospectus, with the Securities and Exchange Commission ("SEC") in connection with the offering, which was declared effective by the SEC on March 18, 2010. Investors are advised to carefully consider the investment objectives, risks and expenses of Winner Medical Group before investing. The base prospectus contains certain information about Winner Medical and should be read carefully before investing. A prospectus supplement describing the particular terms of the offering will be filed with the SEC and will form a part of the effective registration statement. When available, copies of the prospectus supplement and the accompanying base prospectus may be obtained from the SEC's web site at www.sec.gov, or from Roth Capital Partners, LLC, 24 Corporate Plaza, Newport Beach, CA 92660, or rothecm@roth.com or via fax at (949) 720-7227.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities of Winner Medical Group, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Winner Medical:

Winner Medical is a leading manufacturer and the largest exporter by volume in the medical dressing industry in China. Headquartered in Shenzhen, the Company has eight wholly-owned operating subsidiaries and four joint ventures with over 5,000 employees. The Company engages in the manufacturing, sale, research and development of medical care products, wound care products, home care products and PurCotton® products, a nonwoven fabric made from 100% natural cotton. The products are sold worldwide, with Europe, the United States, China and Japan serving as the top four markets. The Company currently holds more than sixty patents and patent applications for various products and manufacturing processes and is one of the few Chinese companies licensed by the U.S. Food and Drug Administration (FDA) to ship finished, sterilized products directly to the United States market. To learn more about Winner Medical, please visit Winner Medical's web site at: http://ir.winnermedical.com.

Forward-Looking Statements:

This press release contains certain statements that may include "forward- looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical's actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in Winner Medical's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward- looking statements attributable to Winner Medical or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical does not assume a duty to update these forward-looking statements.

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For more information, please contact:

Company:

Peng Zhai
Investor Relations Manager
Winner Medical Group Inc.
Tel:   +86-755-2806-6858
           +86-755-2813-8888 x691
Email: investors@winnermedical.com
Web:   http://ir.winnermedical.com

Investors:

Scott Powell
HC International, Inc.
Tel:   +1-917-721-9480
Email: scott.powell@hcinternational.net
Web:   http://www.hcinternational.net